UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2013

SELECT MEDICAL HOLDINGS CORPORATION

SELECT MEDICAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34465	20-1764048
Delaware	001-31441	23-2872718
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of Principal Executive Offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2014, the Boards of Directors (the “Boards”) of Select Medical Holdings Corporation, a Delaware corporation (“Holdings”), and Select Medical Corporation, a Delaware corporation (“Select”), appointed David S. Chernow to serve as President and Chief Executive Officer of Holdings and Select.

Mr. Chernow, 56, has served as President of Holdings and Select since September 2010.  He has held various additional executive officer titles with Holdings and Select since September 2010.  He previously served on Holdings’ and Select’s Boards of Directors from August 2005 to September 2010.  From May 2007 to February 2010, Mr. Chernow served as the President and Chief Executive Officer of Oncure Medical Corp. He will continue to report directly to Mr. Robert A. Ortenzio.

Robert A. Ortenzio, 56, has been appointed to serve as Holdings’ and Select’s Executive Chairman and Co-Founder effective on January 1, 2014.  Mr. Ortenzio has served as Holdings’ and Select’s Chief Executive Officer since February 2005.  He will continue to serve as a member of Holdings’ and Select’s Boards of Directors.  In his role as Executive Chairman and Co-Founder, Mr. Ortenzio will continue to focus on overall company strategy, mergers and acquisitions and government and investor relations.  Mr. Ortenzio is the son of Mr. Rocco A. Ortenzio.

Rocco A. Ortenzio, 81, has been appointed to serve as Holdings’ and Select’s Vice Chairman and Co-Founder effective on January 1, 2014.  Mr. Ortenzio has served as Holdings’ and Select’s Executive Chairman since February 2005.  He will continue to serve as a member of Holdings’ and Select’s Boards of Directors.  Mr. Ortenzio is the father of Mr. Robert A. Ortenzio.

Item 7.01                                           Regulation FD Disclosure.

On December 23, 2013, Holdings issued a press release announcing the matters discussed above. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Dated: December 23, 2013	By:	/s/ Michael E. Tarvin
	Name:	Michael E. Tarvin
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 23, 2013.